UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

REYNOLDS CONSUMER PRODUCTS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Reynolds Consumer products REYNOLDS CONSUMER PRODUCTS INC. 1900 W. FIELD COURT LAKE FOREST, IL 60045 Your Vote Counts! REYNOLDS CONSUMER PRODUCTS INC. 2021 Annual Meeting Vote by May 24, 2021 11:59 PM ET D37472-P50158 You invested in REYNOLDS CONSUMER PRODUCTS INC. and it’s time to vote! This is an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Heldon May 25, 2021. Get informed before you vote View the Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of voting materials by requesting prior to May 11, 2021. If you would like to request a copy of the voting materials, you may (1) visit www.ProxyVote.com,(2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here to view materials and vote without entering a control number Vote Virtually at the Meeting* May 25, 2021 4:00 p.m. Central Time Virtually at: www.virtualshareholdermeeting.com/REYN2021 *Please check the meeting materials for any special requirements for meeting attendance V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of more complete proxy materials that are available on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Thomas Degnan For 1b. Helen Golding For 1c. Allen Hugli For 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021. For 3. To approve, on an advisory basis, the compensation of our named executive officers. For 4. To vote, on an advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers. 1 Year NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting or at any and all adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D37473-P50158